Exhibit 99.1

CERTIFICATION

          In connection with the Quarterly Report (the “Report”) of Alliance Pharmaceutical Corp. (the “Company”) on Form 10-Q for the period ended December 31, 2002, I, Duane J. Roth, the Chief Executive Officer and Chief Financial Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company.

Date:	February 14, 2003

By:	\s\ DUANE J. ROTH

Duane J. Roth Chief Executive Officer and Chief Financial Officer